SCHEDULE OF INVESTMENTS (000)*

December 31, 2020 (Unaudited)

Causeway Concentrated Equity Fund	Number of Shares	Value

COMMON STOCK

France — 12.1%

AXA SA	9,935	$237

Danone SA	2,157	142

Sanofi-Aventis SA	2,511	241

		620

Germany — 5.9%

RWE AG	3,415	145

SAP SE	1,235	160

		305

Italy — 2.8%

Enel SpA	14,189	144

Japan — 2.6%

Takeda Pharmaceutical Co. Ltd.	3,700	134

Netherlands — 7.2%

Akzo Nobel NV	1,309	140

ING Groep NV1	24,729	231

		371

South Korea — 3.0%

Samsung Electronics Co. Ltd.	2,033	152

Spain — 2.8%

CaixaBank SA	55,372	142

Switzerland — 11.6%

Novartis AG	2,193	207

Roche Holding AG	692	241

Zurich Insurance Group AG	349	147

		595

United States — 49.4%

Aflac Inc.	3,190	142

Alphabet Inc., Class C1	134	235

Ashland Global Holdings Inc.	3,172	251

Booking Holdings Inc.[1]	66	147

Broadcom Inc.	333	146

Carrier Global Corp.	3,754	141

Essent Group Ltd.	4,358	188

Exelon Corp.	5,723	242

Fiserv Inc.[1]	2,090	238

Hill-Rom Holdings Inc.	1,461	143

SCHEDULE OF INVESTMENTS (000)* (continued)

December 31, 2020 (Unaudited)

Causeway Concentrated Equity Fund	Number of Shares	Value

United States — (continued)

Leidos Holdings Inc.	1,363	$143

Oracle Corp.	3,497	226

Quest Diagnostics Inc.	1,116	133

Sabre Corp.	12,862	155

		2,530

Total Common Stock

(Cost $4,919) — 97.4%		4,993

Total Investments — 97.4%

(Cost $4,919)		4,993

Other Assets in Excess of Liabilities — 2.6%		132

Net Assets — 100.0%		$5,125

*	Except for share data.
1	Non-income producing security.

The table below sets forth information about the Levels within the fair value hierarchy at which the Fund’s investments are measured at December 31, 2020:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
France	$620	$—	$—	$620
Germany	—	305	—	305
Italy	—	144	—	144
Japan	—	134	—	134
Netherlands	371	—	—	371
South Korea	—	152	—	152
Spain	142	—	—	142
Switzerland	—	595	—	595
United States	2,530	—	—	2,530

Total Common Stock	3,663	1,330	—	4,993

Total Investments in Securities	$3,663	$1,330	$—	$4,993

For the period ended December 31, 2020, there were no transfers in or out of Level 3.

Amounts designated as “—” are $0.

SCHEDULE OF INVESTMENTS (continued)

December 31, 2020 (Unaudited)

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and the non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

• Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access the measurement date;

• Level 2 – Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

• Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

SCHEDULE OF INVESTMENTS (concluded)

December 31, 2020 (Unaudited)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed.

For the period ended December 31, 2020, there were no changes to the Fund’s fair value methodologies.

CCM-QH-007-0100